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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation in this registration statement on Form SB-2 of our report dated November 26, 1999 (with respect to Note D, December 7,
1999) on the balance sheet of American Equities Income Fund II, Inc. as of November 1, 1999. We also consent to the reference to our firm under the caption "Experts."

Richard A. Eisner & Company, LLP


December 27, 1999